UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 25, 2004

Toll Brothers, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-09186	23-2416878

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3103 Philmont Avenue, Huntingdon Valley, PA	19006

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (215) 938-8000

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

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Item 7.01.           Regulation FD Disclosure.

     On August 25, 2004, Toll Brothers, Inc. will host a conference call for investors to discuss the results of operations for its nine-month and three-month periods ended July 31, 2004, and to discuss the expected results of operations for its fiscal years ending October 31, 2004 and 2005. A summary of the guidance to be given relating to its expected results of operations for fiscal 2004 and 2005 is attached hereto as Exhibit 99 to this report.

     The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.           Financial Statements and Exhibits.

(c)      Exhibits.

     The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99	Summary of guidance to be given by Toll Brothers, Inc. on its conference call at 2:00 P.M. (EDT) on August 25, 2004 related to its expected results of operations for its fiscal years ending October 31, 2004 and 2005.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC.

Dated: August 25, 2004	By:	Joseph R. Sicree
Joseph R. Sicree
Vice President, Chief
Accounting Officer

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EXHIBIT INDEX

     The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99*	Summary of guidance to be given by Toll Brothers, Inc. on its conference call at 2:00 P.M. (EDT) on August 25, 2004 related to its expected results of operations for its fiscal years ending October 31, 2004 and 2005.

* Filed electronically herewith.